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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 7, 1997



                          DIGITAL VIDEO SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


       0-28472                                          77-0333728
(Commission File Number)                  (I.R.S. Employer Identification No.)


2710 Walsh Avenue
Santa Clara, California 95051                             95051
(Address of Principal Executive Offices)               (Zip Code)


                                 (408) 748-2100
               Registrant's Telephone Number, Including Area Code


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Digital Video Systems, Inc. (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in any forward looking statements of the Company made by, or on behalf of, the Company.

Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this report.

Exhibit 99. Cautionary Statement for purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.



                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            Digital Video Systems, Inc.
                                            a Delaware corporation



Date:  January 7, 1997                      By: /s/  Arvin S. Erickson
                                                --------------------------
                                                Arvin S. Erickson
                                                Chief Financial Officer



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